UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
August 8, 2019

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.400% Senior Notes due 2021	FIS21A	New York Stock Exchange
Floating Rate Senior Notes due 2021	FIS21B	New York Stock Exchange
0.125% Senior Notes due 2021	FIS21C	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
2.602% Senior Notes due 2025	FIS25A	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 8, 2019, the Board of Directors of Fidelity National Information Services, Inc. (the “Company”) appointed Christopher Thompson as the Company’s Chief Accounting Officer. Mr. Thompson, age 56, served as the Chief Accounting Officer of Worldpay, Inc. (“Worldpay”) since 2014, and was the Senior Vice President and Controller of Worldpay from 2010 to 2014. Prior to joining Worldpay, Mr. Thompson was a Partner at Deloitte and Touche LLP. Mr. Thompson holds a bachelor’s degree in accounting from the State University of New York and is a licensed certified public accountant.

There are no arrangements or undertakings pursuant to which Mr. Thompson was selected as Chief Accounting Officer. There are no family relationships among any of the Company’s directors or executive officers and Mr. Thompson. There are no related party transactions between the Company and Mr. Thompson.

Katy Thompson, former Chief Accounting Officer for the Company (and no relation to Christopher Thompson), will be assuming a new role with the Company as the Finance Operations Officer. In this role, Ms. Thompson will lead the Company’s shared financial services function for our day-to-day enterprise operations.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: August 14, 2019	By:	/s/ Marc M. Mayo
		Name:	Marc M. Mayo
		Title:	Corporate Executive Vice President and Chief Legal Officer